Exhibit 10.16
NOVARAY, INC.
AMENDMENT NO. 2 TO AGREEMENT
     This Amendment No. 2 to Agreement (as defined below) (the “Amendment”) is entered into on December 20, 2007, effective as of November 30, 2007 by and among NovaRay, Inc., a Delaware corporation (“NovaRay”) and AIG Horizon Partners Fund, L.P., AIG Horizon Side-by-Side Fund, L.P., AIG Private Equity Portfolio, L.P., AIU Insurance Company, and Commerce and Industry Insurance Company (each an “AIG Party” and collectively as the “AIG Parties”).
RECITALS
     WHEREAS, NovaRay and the AIG Parties are parties to that certain Agreement dated October 12, 2006, as amended by that certain Amendment No. 1 to Agreement dated August 28, 2007, (the “Agreement”), pursuant to which the AIG Parties agreed to sell an aggregate of 413,000 shares of NovaRay’s common stock (the “AIG Shares”) to NovaRay and NovaRay agreed to provide the AIG Parties with certain conversion rights with respect to the AIG Notes (as defined in the Agreement) in certain subsequent financing transactions on the terms and conditions set forth in the Agreement;
     WHEREAS, the Agreement provides that the AIG Parties may repurchase the AIG Shares from NovaRay in the event that the AIG Notes have not been converted into equity securities of NovaRay or otherwise fully repaid by December 1, 2007 (the “Conversion and Repurchase Date”) in accordance with terms of the Agreement;
     WHEREAS, NovaRay is currently in negotiations with Vision Capital and its affiliates (the “Lead Investor”) to complete a “reverse merger” transaction whereby a wholly-owned subsidiary (“Merger Sub”) of public shell company to be identified (“PubCo”) will merge with and into NovaRay with NovaRay remaining as the surviving entity after the merger whereby the stockholders of NovaRay will receive common stock of PubCo in exchange for their capital stock of NovaRay (the “Merger”);
     WHEREAS, concurrently with or immediately following the consummation of the Merger, the Lead Investor and certain other investors (collectively, the “Financing Investors”) and PubCo will complete a private placement financing whereby PubCo will issue and sell its securities (the “Qualified Financing Securities”) to the Financing Investors for aggregate gross proceeds to PubCo of not less than $10,000,000.00 (not including conversion of any NovaRay indebtedness) (the “Qualified Financing,” and with the Merger, collectively the “Proposed Transaction”); and
     WHEREAS, as a material inducement to the Financing Investors to consummate the Proposed Transaction, NovaRay and the AIG Parties desire to amend the Agreement to (i) change the Conversion and Repurchase Date from December 1, 2007 to January 15, 2008, and (ii) to provide for the automatic conversion of all principal and accrued interest pursuant to the AIG Notes into the Qualified Financing Securities upon consummation of the Proposed Transaction on the terms and conditions set forth herein.

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Company and the AIG Parties hereby agree to amend the Agreement as follows:
AMENDMENT
     1. Definitions. Except for terms defined herein (including those terms defined in the Recitals to this Amendment), capitalized terms used in this Amendment shall have the definitions set forth in the Agreement.
     2. Amendment. All references to “December 1, 2007” contained in Sections 1(b), 1(e), 2(b), and 5(b) of the Agreement are hereby changed to “January 15, 2008.”
     3. Amendment. The reference to “February 29, 2008” contained in Section 2(b) of the Agreement is hereby changed to “April 15, 2008.”
     4. Addition of Section 3(e). The Agreement shall be amended to include a new Section 3(e), which shall read as follows:
“(e) Automatic Conversion upon a Qualified Financing. Notwithstanding any other conversion rights or obligations contained in this Section 3, in the event that NovaRay and PubCo shall consummate the Proposed Transaction, each AIG Party agrees that any principal and unpaid but accrued interest under the AIG Note held by such AIG Party shall, concurrently with the first closing of such Qualified Financing, automatically convert into the Qualified Financing Securities issued and sold by PubCo to the Financing Investors in such Qualified Financing at a conversion price equal to the purchase price paid for the Qualified Financing Securities by the Financing Investors, provided that (i) immediately following the initial closing of the Qualified Financing, the AIG Parties or their affiliates hold more than 5% of the outstanding shares of common stock of PubCo on a Fully-Diluted Basis; and (ii) the principal and unpaid but accrued interest under all convertible promissory notes of NovaRay outstanding as of November 30, 2007 (except those scheduled on Exhibit E attached hereto) automatically convert into the Qualified Financing Securities at the initial closing of the Qualified Financing. In furtherance of the foregoing, each AIG Party (x) consents to the Merger in its capacity as a holder of an AIG Note, and (y) agrees to execute and deliver to PubCo any documents reasonably requested by PubCo to be executed by the Financing Investors in the Qualified Financing (including, but not limited to, a purchase agreement and a registration rights agreement), thereby agreeing to be bound by all obligations and receive all rights thereunder.”
     5. Terms of Agreement. Except as expressly modified hereby, all terms, conditions and provisions of the Agreement shall continue in full force and effect.

     6. Conflicting Terms. In the event of any inconsistency or conflict between the Agreement and this Amendment, the terms, conditions and provisions of this Amendment shall govern and control.
     7. Entire Agreement. This Amendment and the Agreement constitute the entire and exclusive agreement between the parties with respect to the subject matter hereof. All previous discussions and agreements with respect to this subject matter are superseded by the Agreement and this Amendment. This Amendment may be executed in one or more counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

AIG HORIZON PARTNERS FUND, L.P.,
as a Lender

By: AIG Horizon Partners GP, L.P., its General Partner

By: AIG Horizon Partners LLC, its General Partner

By: AIG Global Investment Corp., its Managing Member

By:	/s/ F.T. Chong

Name: F.T. Chong
Title: Managing Director

Address for Notices: 277 Park Avenue, 43rd Floor New York, New York 10172 Attn: F.T. Chong Fax: (646) 857-8842
AIG HORIZON SIDE-BY-SIDE FUND, L.P., as a Lender

By: AIG Horizon SBS GP, L.P.,
its General Partner

By: AIG Horizon Partners, LLC,
its General Partner

By: AIG Global Investment Corp.,
its Managing Member

By:	/s/ F.T. Chong
Name: F.T. Chong
Title: Managing Director

Address for Notices: 277 Park Avenue, 43rd Floor New York, New York 10172 Attn: F.T. Chong Fax: (646) 857-8842

[Signature Page to Amendment No. 2 to Agreement]

AIG PRIVATE EQUITY PORTFOLIO, L.P., as a Lender By: AIG PEP GP, L.P., its General Partner By: AIG PEP, LLC, its General Partner By: AIG Global Investment Corp., its Sole Member
By:	/s/ F.T. Chong
Name: F.T. Chong
Title: Managing Director

Address for Notices: 277 Park Avenue, 43rd Floor New York, New York 10172 Attn: F.T. Chong Fax: (646) 857-8842

[Signature Page to Amendment No. 2 to Agreement]

AIU INSURANCE COMPANY, as a Lender By: AIG Global Investment Corp., its investment advisor
By:	/s/ F.T. Chong
Name: F.T. Chong
Title: Managing Director

Address for Notices: 277 Park Avenue, 43rd Floor New York, New York 10172 Attn: F.T. Chong Fax: (646) 857-8842

COMMERCE AND INDUSTRY INSURANCE COMPANY, as a Lender By: AIG Global Investment Corp., its investment advisor
By:	/s/ F.T. Chong
Name: F.T. Chong
Title: Managing Director

Address for Notices: 277 Park Avenue, 43rd Floor New York, New York 10172 Attn: F.T. Chong Fax: (646) 857-8842

[Signature Page to Amendment No. 2 to Agreement]

NOVARAY, INC.
By:	/s/ Marc C. Whyte
Marc C. Whyte, Chief Executive Officer

Address for Notices: Attention: Chief Executive Officer 1850 Embarcadero Road, Palo Alto, California 94303 Facsimile: (650) 565-8601
[Signature Page to Amendment No. 2 to Agreement]

EXHIBIT E
Schedule of NovaRay Promissory Notes excluded from conversion upon Qualified Financing

			Accrued Interest
Name of Lender	Loan Date	Principal	as of 11/15/2007
RiverVest Venture Fund I, L.P.	6/24/04	$95,223.55	$38,788.60
JP Morgan Partners (BHCA), LP	6/23/04	$325,072.22	$132,522.59
Barry Holloway	6/23/04	$88.65	$36.14
EXHIBIT E